CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Concrete Casting Incorporated (the “Company”), for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cordell Henrie, Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 15 U.S.C. 78m (a) or 780(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cordell Henrie
__________________________________________
Cordell Henrie
Chief Executive Officer
Chief Financial Officer

Dated: December 16, 2005

A signed original of this written statement required by Section 906 has been provided to Concrete Casting Incorporated and will be retained by Concrete Casting Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.